5900 "O" Street
                                                               Lincoln, NE 68510

December 20, 2006
                                            Via EDGAR and overnight express mail

Sally Samuel, Senior Counsel
Office of Insurance Products
Division of Investment Management
Securities and Exchange Commission
100 F Street NE
Washington, D.C.  20549


Re:      Ameritas Variable Life Insurance Company Separate Account V  (1940
           Act No. 811-04473)
         Post-Effective Amendment No. 10 on Form N-6 (1933 Act No. 333-64496) Pursuant to Rule 485(a)
         OVERTURE OVATION! Flexible Premium Variable Universal Life
           Insurance Policy

Dear Ms. Samuel:

Ameritas Life Insurance Corp. ("Ameritas") provides administrative and legal services for Ameritas Variable Life Insurance Company ("AVLIC") and its separate accounts. Today, we are submitting via EDGAR, pursuant to Rule 485(a), a post-effective amendment to the registration statement for the above-referenced Separate Account. The proposed effective date for this filing is April 1, 2007, immediately prior to the planned merger of AVLIC into Ameritas, the sole owner of AVLIC (the "Merger"). The Merger has been discussed in separate correspondence with the Commission.

Revisions from the current effective registration for this product include:

     1. Changes made as a result of Commission examination comments to add disclosure regarding unauthorized facsimile signatures, have been made, but not marked as revisions, on pages 2 and 25. These changes were previously made by supplement filed with the Commission August 10, 2006.

     2. Removed certain riders (optional features) on pages 5, 19 and 30. This also impacted the numbering of footnotes. Pages 4-5. Please note that the revisions on page 19 reflect the proposed effective date of April 30, 2007.

     3.   Clarified net interest on loans. Page 6.

     4.   Corrected portfolio expense footnote. Page 7.

     5. Changes made as the result of a change in the adviser to the Ameritas Portfolios have been made, but not marked as revisions. Pages 7, 10, 11, and 15. These changes were previously made by supplement filed with the Commission November 20, 2006.

     6. Corrected the phrase "Policy Monthly Anniversary" to "Policy Month date." Pages 8, 14, 20, 22, and 23. These non-substantive editorial changes are not marked.

     7.   Revised reference to administrative services fees on page 15.

     8. Added text stating "specified amount" could be referenced as "face amount." Pages 16 and 23.

     9. Added text stating "Policy value" could also be referenced as "account value" or "accumulation value." Page 17.

     10.  Updated tax section. Page 27.

     11. Removed IMSA membership section, as AVLIC does not plan on renewing its membership, due to the planned Merger of AVLIC into Ameritas. Pages 2 and Last Page.

     12.  Changed facsimile number. SAI page 1.

     13.  Corrected majority ownership interest in AIC. SAI page 2.

We acknowledge that the separate account is responsible for the adequacy and accuracy of the disclosure in the filings, staff comments or changes to disclosure in response to staff comments in the filings reviewed by the staff do not foreclose the Commission from taking any action with respect to the filing, and the separate account may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

If you have any questions or comments concerning this filing, please telephone me at 402-467-7894, or our lead securities attorney, Ann Diers, at 402-467-7847. Thank you for your assistance.

Sincerely,

/s/ Sally R. Bredensteiner

Sally R. Bredensteiner
Assistant General Counsel II
Ameritas Life Insurance Corp.


Enclosures